                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                 FORM 8-K/A

                               CURRENT REPORT

   Pursuant to Section 13 and 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) January 21, 1997

                             SIGNATURE INNS, INC.
              ------------------------------------------------
             (Exact name of Registrant as specified in charter)


          Indiana                   0-9659                  35-1426996
----------------------------        ------------         ------------------
(State or other jurisdiction    (Commission File No.)      (IRS Employer
      of incorporation)                                  Identification No.)


         250 East 96th Street, Suite 450, Indianapolis, Indiana 46240
         ------------------------------------------------------------
            (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code (317) 581-1111
                                                          --------------

                                     N/A
         ------------------------------------------------------------
        (Former name or former address, if changed since last report.)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  The information required to be disclosed in paragraph (a) of this
Item is hereby incorporated by reference to pages F16-F23 of the Registrant's Registration Statement on Form SB-2 (File No. 333-12735) filed with the Securities and Exchange Commission on September 26, 1996, as amended on January 21, 1997.

     (b)  PRO FORMA FINANCIAL STATEMENTS

     The unaudited pro forma financial statements are presented assuming (i) the completion of the Offering and (ii) the acquisition of the 23 hotels owned by the Affiliated Entities. The pro forma balance sheet assumes that these transactions were consummated on December 31, 1996, and the pro forma statements of operations assume that these transactions were consummated on January 1, 1996. In management's opinion, all material adjustments necessary to reflect the transactions are presented in the pro forma adjustments. The pro forma statements do not purport to project the Company's financial position or results of operations at any future date or for any future period.


          Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

                              December 31, 1996




                                                            Pro Forma
                                     Historical            Adjustments
                                -------------------    --------------------
                                            Certain    Comple-    Acqui-
                                             Affil-     tion      sition
                                             iated       of         of
                                   The      Partner-   Offer-    minority
                                 Company     ships      ing      interests
                                   (A)        (B)       (C)         (D)

ASSETS

Current assets:
   Cash and cash equivalents     1,994,751   6,021,340  38,535,569  (2,507,000)
   Restricted cash                 284,292     259,621      -           -
   Other current assets            646,077   1,850,463      -           -
                                ----------  ----------  ----------  -----------
      Total current assets       2,925,120   8,131,424  38,535,569  (2,507,000)
                                ----------  ----------  ----------  -----------

Hotel limited partnerships:
   Equity investments            2,097,809                    -          -
   Receivables, net              3,441,648                    -          -
                                ----------              ----------  -----------

                                 5,539,457                    -          -
                                ----------              ----------  -----------

Property and equipment, net     10,358,333  64,594,183     399,281   2,199,657

Furniture and equipment reserves   184,708   1,063,870          -          -

Deferred costs and
   other assets, net             1,603,461     791,892  (1,123,250)        -
                                ----------  ----------  -----------  ----------

                                20,611,079  74,581,369  37,811,600    (307,343)
                                ==========  ==========  ==========   ==========


LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Current portion of
      long-term debt               238,765   5,615,119        -           -
   Other current liabilities     1,324,356   2,749,316   (300,000)        -
                                ----------  ----------  ----------   ----------
      Total current liabilities  1,563,121   8,364,435   (300,000)        -
                                ----------  ----------  ----------   ----------

Long-term debt, less
   current portion              12,078,622  54,734,924  (2,750,000)       -

Other partners' equity             307,343      -           -         (307,343)
                                ----------  ----------  -----------  ----------
      Total liabilities         13,949,086  63,099,359  (3,050,000)   (307,343)
                                ----------  ----------  -----------  ----------

Partners' equity                            11,482,010


Shareholders' equity:

   Preferred stock, no par value     -           -      40,861,600       -
   Common stock, no par value   10,017,514       -          -            -
   Accumulated deficit          (3,355,521)      -          -            -
                                ----------- ----------  ----------   ----------
      Total shareholders' equity 6,661,993   1,148,201  40,861,600       -
                                ----------  ----------  ----------   ----------

                                20,611,079  74,581,369  37,811,600    (307,343)
                                ==========  ==========  ==========   ==========

                                                Pro forma Adjustments
                                    -------------------------------------------

                                         Acqui-
                                         sition                        Pro
                                           of                         Forma
                                         Hotels        Other          Total
                                          (E)           (F)

ASSETS
Current assets:
   Cash and cash equivalents         (29,401,306)  (4,655,911)(1)   9,987,443
   Restricted cash                            -         -             543,913
   Other current assets                       -                     2,496,540
                                     ------------  -----------     ----------
      Total current assets           (29,401,306)  (4,655,911)     13,027,896
                                     ------------  -----------     ----------

Hotel limited partnerships:
   Equity investments                         -    (1,571,809)(2)     526,000
   Receivables, net                           -    (3,441,648)(3)        -
                                     ------------  -----------     ----------

                                              -    (5,013,457)        526,000
                                     ------------  -----------     ----------

Property and equipment, net             2,0947,607 (  195,506)(2)  98,303,555

Furniture and equipment reserves              -          -          1,248,578

Deferred costs and other assets, net     (791,892)       -            480,211
                                     -------------  -----------    ----------

                                       (9,245,591)  (9,864,874)   113,586,240
                                      ============  ============  ===========


LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Current portion of long-term debt        -       (3,904,609)(4)   1,949,275
   Other current liabilities                -            -           3,773,672
                                      ----------   ------------    -----------
      Total current liabilities             -       (3,904,609)      5,722,947
                                      ----------   ------------    -----------

Long-term debt, less
   current portion:                   (4,186,807)   (3,441,648)(3)  60,339,700
                                                     3,904,609 (4)

Other partners' equity                      -            -              -
                                      ----------   ------------    ------------
      Total liabilities               (4,186,807)   (3,441,648)     66,062,647
                                      ----------   ------------    -----------

Partners' equity                      (5,058,784)   (1,767,315)(2)      -
                                                    (4,655,911)(1)

Shareholders' equity:

   Preferred stock, no par value            -            -          40,861,600
   Common stock, no par value               -            -          10,017,514
   Accumulated deficit                      -            -          (3,355,521)
                                      ----------   -----------     -----------
      Total shareholders' equity      (5,058,784)  (6,423,226)      4,7523,593
                                      ----------   -----------     -----------

                                      (9,245,591)  (9864874)       113,586,240
                                      ===========  ===========     ===========




    Pro Forma Condensed Consolidated Statements of Operations (Unaudited)
                                  Historical



                                     Certain
                            The      Affiliated     Pro forma      Pro forma
                          Company   Partnerships   adjustments       total
                            (A)         (B)
YEAR ENDED DECEMBER 31,1996
Revenues:
   Hotel revenues      $ 5,399,772  $ 34,070,306                  $39,470,078
   Management and
   franchise fees        3,061,958                $ (3,061,958)(G)          -
                       -----------  ------------                  -----------
                         8,461,730    34,070,306                   39,470,078
                       -----------  ------------                  -----------
Costs and expenses:
   Hotel costs and
   expenses              3,099,066    22,564,766    (3,061,958)(G) 22,601,874
   Depreciation and
   amortization            570,454     3,399,912      (500,366)(K)  3,470,000
   General and
   administrative        2,363,440                                  2,363,440
                       -----------  ------------                  -----------
                         6,032,960    25,964,678    28,435,314
                       -----------  ------------                  -----------
   Operating income      2,428,770     8,105,628                   11,034,764
                       -----------  ------------                  -----------

Other income (expenses):

   Interest expense     (1,035,340)   (5,411,116)      671,000 (I) (5,632,456)
                                                       143,000 (J)
   Capital appreciation
   fee                           -             -             -              -
   Interest income         208,285       275,703      (143,000)(J)    340,988
   Equity in income
   of hotel limited
   partnerships            596,190             -      (596,190)(H)          -
   Other partners'
   equity in income       (345,512)                    345,512 (H)          -
   Other, net               23,726             -                       23,726
                       -----------  ------------                  -----------
                          (552,651)   (5,135,413)                  (5,267,742)
                       -----------  ------------                  -----------
   Income before
   income tax
   expense               1,876,119     2,970,215                    5,767,022

Income tax expense         216,893                   1,673,107 (L)  1,890,000
                       -----------  ------------                  -----------
   Net income            1,659,226     2,970,215                    3,877,022
                                    ============
   Less: preferred
   stock dividend                -                                 (3,835,200)
                       -----------                                -----------
   Net income
   applicable to
   common stock          1,659,226                                     41,822
                       ===========                                ===========
   Per common share         $ 0.79                                     $ 0.02
                       ===========                                ===========

Weighted average
common shares
outstanding              2,104,167                                  2,104,167
                       ===========                                ===========



  Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)


(A) Reflects the historical financial statements of the Company as of December 31, 1996 (which includes three hotels owned by consolidated affiliates) and for the year then ended. The weighted average common shares outstanding have been adjusted to reflect a 1-for-3.7 share reverse stock split declared by the Board of Directors of the Company on October 22, 1996, which became effective on January 21, 1997, the effective date of the "Offering".

(B) Reflects the historical financial statements of the Certain Affiliated Partnerships as of December 31, 1996 (which includes 20 hotels) and for the year then ended.

(C) Reflects the estimated net proceeds of the Offering, including the over-allotment exercised by the Underwriters, a repayment of the Company's line of credit and allocation of deferred offering and acquisition costs to shareholders' equity and property and equipment.

(D) Reflects the estimated use of the proceeds to acquire the three hotels owned by the consolidated affiliates.

(E) Reflects the estimated use of the proceeds to acquire the twenty hotels owned by the seventeen Certain Affiliated Partnerships, the elimination of the deferred financing costs and the payment of second mortgage loans, including fees in the amount of $503,141, by Certain Affiliated Partnerships, and the reduction of one mortgage loan of $1,091,107.

(F)  Reflects the following other pro forma adjustments:

     (1) The distribution to the limited partners of their portion of the remaining cash balances, including amounts effectively reimbursed for the furniture and equipment cash reserves, hotel inventories, supplies, prepaid insurance and similar items.

     (2) The elimination of the Company's investment in the Certain Affiliated Partnerships. The remaining investment represents the Company's 40% ownership interest in Signature Inn Carmel.

     (3) The elimination of receivables and payables between the Company and the Certain Affiliated Partnerships.

     (4) Reflects the changes due to the replacement and refinancing of certain hotel mortgage loans.

(G)  Reflects the elimination of intercompany management and franchise fees.

(H) Reflects the elimination of the Company's equity interest in the net income of the Certain Affiliated Partnerships and the other partners' equity interest in the net income of the consolidated affiliates.

(I) Reflects the elimination of the interest expense related to the bank line of credit and the second Mortgage loans of the Certain Affiliated Partnerships.

(J) Reflects the elimination of the interest income and expense related to advances by the Company to the Certain Affiliated Partnerships.

(K) Reflects adjustment to depreciation expense based on the Company's new basis of the hotel properties acquired and the elimination of amortization expense of the Certain Affiliated Partnerships related to previously deferred financing costs.

(L) Reflects income tax expense at a combined federal and state statutory rate after assuming the annual use of approximately $900,000 of net operating loss carry forwards which is the expected maximum annual allowable amount available for tax purposes after the completion of the Offering.




                                 Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Signature Inns, Inc. (Registrant)


                                   By: /s/
                                      ----------------------------------------
                                      John D. Bontreger, President and
                                      Chief Executive Officer

                             Index of Exhibits


     Exhibit

     (20) Pages F16-F23 of the Registrant's Registration Statement on Form SB-2 (File No. 333-12735) filed with the Securities and Exchange Commission on September 26, 1996, as amended, are hereby incorporated by reference.



















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